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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                   APRIL 3, 2007
                Date of Report (Date of earliest event reported)

                              ALTRA HOLDINGS, INC.
                          ALTRA INDUSTRIAL MOTION, INC.
 ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                   001-33209                61-1478870
          DELAWARE                  333-124944                30-0283143
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(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)


           14 HAYWARD STREET
         QUINCY, MASSACHUSETTS                                02171
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(Address of principal executive offices)                   (Zip Code)


                                 (617) 328-3300
              (Registrant's telephone number, including area code)



         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


         [_] Written communications pursuant to Rule 425 under the Securities
             Act (17 CFR 230.425)

         [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)

         [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


                           On April 3, 2007, Altra Industrial Motion, Inc. (the
                  "Company"), announced that it and certain of its domestic subsidiaries have entered into a definitive purchase agreement to sell $105,000,000 aggregate principal amount of 9% Senior Secured Notes due 2011 (the "Senior Secured Notes") in a private offering to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and outside the United States in compliance with Regulation S under the Securities Act. The Senior Secured Notes will be issued under an indenture, dated November 30, 2004, as amended, pursuant to which the Company previously issued $165,000,000 aggregate principal amount of 9% Senior Secured Notes due 2011. The Senior Secured Notes have not been registered under the Securities Act and may not be offered or sold in the United States, absent registration or an applicable exemption from such registration requirements.

                           The Company intends to use the net proceeds from the
                  offering of the Senior Secured Notes together with borrowings under its senior revolving credit facility and cash on hand to fund the acquisition of TB Wood's Corporation ("TB Wood's"), repay certain existing indebtedness of TB Wood's and pay related fees and expenses. The Company expects the offering of the Senior Secured Notes and the acquisition of TB Wood's to close on April 5, 2007.




ITEM 8.01         OTHER EVENTS.

                           The information set forth in the press release
                  attached hereto as Exhibit 99.1 is incorporated herein by reference.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.         Description
-----------         ------------------------------------------------------------

99.1                Press Release, dated April 3, 2007.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         ALTRA HOLDINGS, INC.

                                             /s/ Michael L. Hurt
                                             -----------------------------------
                                             Name:  Michael L. Hurt
                                             Title:  Chief Executive Officer

Date:       April 3, 2007




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         ALTRA INDUSTRIAL MOTION, INC.

                                             /s/ Michael L. Hurt
                                             -----------------------------------
                                             Name:  Michael L. Hurt
                                             Title:  Chief Executive Officer

Date:       April 3, 2007





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